FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 15, 2007
                                                         -----------------------

                              POSSIS MEDICAL, INC.
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             (Exact name of registrant as specified in its charter)


     Minnesota                       0-944                       41-0783184
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  (State or other           (Commission File Number)           (IRS Employer
   jurisdiction                                              Identification No.)
 of incorporation)


9055 Evergreen Boulevard NW, Minneapolis, MN                     55433-8003
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code   763-780-4555
                                                     ---------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Item 7.01 - Regulation FD Disclosure

         On February 15, 2007, Possis Medical, Inc., announced that it will release its fiscal 2007 second-quarter results on Wednesday, February 21, 2007, at 7 a.m. (CT). The earnings release will include summary financial information for Possis' fiscal second-quarter results.

         Item 9.01 Financial Statements and Exhibits

         [c]      Exhibits

         99.1 Press Release, dated February 15, 2007, issued by Possis Medical, Inc.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Possis Medical, Inc.
 --------------------
 (Registrant)

Date:  February 15, 2007


By:    /s/ Jules L. Fisher
        Jules L. Fisher
        Vice President, Finance and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1                       Press Release, dated February 15, 2007, issued by
                           Possis Medical, Inc.